Deferred Compensation Plan:	12 Months Ended
Dec. 26, 2020
Hman Group holdings Inc and subsidiaries
Deferred Compensation Plan:

9.  Deferred Compensation Plan:

The Company maintains a deferred compensation plan for key employees (the “Nonqualified Deferred Compensation Plan” or “NQDC”) which allows the participants to defer up to 25% of salary and commissions and up to 100% of bonuses to be paid during the year and invest these deferred amounts into certain Company directed mutual fund investments, subject to the election of the participants. The Company is permitted to make a 25% matching contribution on deferred amounts up to $10, subject to a five year vesting schedule.

As of December 26, 2020 and December 28, 2019, the Company’s Consolidated Balance Sheets included $1,911 and $1,911, respectively, in restricted investments representing the assets held in mutual funds to fund deferred compensation liabilities owed to the Company’s current and former employees. The current portion of the restricted investments was $595 and $355 as of December 26, 2020 and December 28, 2019, respectively, and is included in other current assets on the accompanying Consolidated Balance Sheets. The assets held in the NQDC are classified as an investment in trading securities, accordingly, the investments are marked-to-market, see Note 14 — Fair Value Measurements of the Notes to Consolidated Financial Statements for additional detail.

During the years ended December 26, 2020, December 28, 2019, and December 29, 2018 distributions from the deferred compensation plan aggregated $527,  $686, and $849, respectively.